Exhibit 99.1

ServiceNow Reports First Quarter 2018 Financial Results

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 25, 2018--ServiceNow (NYSE: NOW) today announced financial results for the first quarter 2018 ended March 31, 2018.

First Quarter 2018 Highlights:

  Subscription revenues of $543.3 million in Q1 2018, representing 40% year-over-year growth
  21 transactions over $1 million in net new annual contract value in Q1 2018
  536 total customers with over $1 million in annual contract value, representing 43% year-over-year growth

ServiceNow today also announced it has agreed to acquire Seattle-based VendorHawk Inc., a leader in Software-as-a-Service management, in an all-cash transaction expected to close this month. With VendorHawk, ServiceNow is rapidly expanding its capabilities in software asset management, which drives transparency into software licenses and costs. For more information, please visit our press release.

“We are off to a great start to the year, continuing the momentum from our record-breaking finish to 2017,” said John Donahoe, ServiceNow president and chief executive officer. “Our performance was strong worldwide. We are driving digital transformation for our customers, enabling great employee and customer experiences that make it easier to get work done and deliver better business outcomes.”

“Subscription revenues grew 40% year-over-year,” said Michael Scarpelli, ServiceNow chief financial officer. “Outperformance in the quarter was driven by 21 transactions greater than $1 million in net new annual contract value and continued strength from our entire product portfolio.”

First Quarter 2018 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the first quarter 2018:

	First Quarter 2018
	GAAP Results		First Quarter 2018 Non-GAAP Results(1)
					Adjusted	Adjusted
	Amount	Year/Year	Amount	Year/Year	Amount	Year/Year
	($ millions)	Growth (%)(2)	($ millions)	Growth (%)(2)	($ millions)(3)	Growth (%)(2)
Subscription revenues	$543.3	40%			$520.1	34%
Professional services and other revenues	$45.9	11%			$43.8	6%
Total revenues	$589.2	37%			$563.8	32%

Subscription billings			$638.4	33%	$612.9	28%
Professional services and other billings			$51.0	29%	$48.9	23%
Total billings			$689.4	33%	$661.7	27%

	Amount		Amount
	($ millions)	Margin (%)	($ millions)	Margin (%)
Subscription gross profit	$447.9	82%	$463.6	85%
Professional services and other gross profit (loss)	($2.2)	(5%)	$5.4	12%
Total gross profit	$445.7	76%	$469.0	80%
Income (loss) from operations	($20.3)	(3%)	$106.9	18%
Net cash provided by operating activities	$250.1	42%
Free cash flow			$223.4	38%

		Earnings per		Earnings per
	Amount	basic /diluted	Amount	basic /diluted
	($ millions)	share ($)	($ millions)	share ($)
Net income	$10.6	$0.06 / $0.06	$104.6	$0.60 / $0.56
(1)	We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled "GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)	The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-K filed for the year ended December 31, 2017.
(3)	Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled "GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance is based on foreign exchange rates as of March 31, 2018 and includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the second quarter 2018:

Second Quarter 2018
	GAAP Guidance		Second Quarter 2018 Non-GAAP Guidance(1)
Adjusted
	Amount	Year/Year	Amount	Year/Year	Amount	Adjusted Year/
	($ millions)	Growth (%)(2)	($ millions)	Growth (%)(2)	($ millions)(3)	Year Growth (%)(2)
Subscription revenues	$568 - $573	41% - 42%			$548 - $553	36% - 37%
Subscription billings			$608 - $612	34% - 35%	$584 - $588	28% - 29%

Margin (%)
Income from operations				16%

Amount
(millions)
Weighted-average shares used to compute diluted net income per share			188
(1)	We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled "Reconciliation of Non-GAAP Financial Guidance" for a reconciliation of GAAP to non-GAAP measures.
(2)	The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-K filed for the year ended December 31, 2017.
(3)	Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled "Reconciliation of Non-GAAP Financial Guidance" for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our guidance for fiscal year 2018:

	Full Year 2018
	GAAP Guidance		Full Year 2018 Non-GAAP Guidance(1)
						Adjusted Year/
	Amount	Year/Year	Amount	Year/Year	Adjusted Amount	Year Growth
	($ millions)	Growth (%)(2)	($ millions)	Growth (%)(2)	($ millions)(3)	(%)(2)
Subscription revenues	$2,400 - $2,415	38% - 39%			$2,336 - $2,351	34% - 35%
Subscription billings			$2,830 - $2,845	33% - 34%	$2,755 - $2,770	30%

				Margin (%)
Subscription gross profit				85%
Income from operations				20%
Free cash flow				27%

			Amount
			(millions)
Weighted-average shares used to compute diluted net income per share			187
(1)

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled "Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)	The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-K filed for the year ended December 31, 2017.
(3)	Non-GAAP subscription revenues are adjusted for constant currency. Subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on April 25, 2018. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 8685999), or if outside North America, by dialing +1.508.637.5575 (passcode: 8685999). Individuals may access the live teleconference from this webcast link (https://edge.media-server.com/m6/p/pf7pfwgq).

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 8685999), or if outside North America, by dialing +1.404.537.3406 (passcode: 8685999).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

  Revenue Adjusted for Constant Currency. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.
  Billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust for constant currency, as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We believe these adjustments facilitate greater comparability in our billings information year-over-year.
  Gross Profit, Income from Operations and Net Income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.
  Free Cash Flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2017 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow makes work better across the enterprise. Getting simple stuff done at work can be easy, and getting complex multi-step tasks completed can be painless. Our applications automate, predict, digitize and optimize business processes and tasks, across IT, customer service, security operations and HR service delivery, creating a better experience for your employees and customers while transforming your enterprise. ServiceNow (NYSE:NOW) is how work gets done. For more information, visit www.servicenow.com.

© 2018 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc., in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2018	March 31, 2017
		*As Adjusted
Revenues:
Subscription	$543,325	$387,584
Professional services and other	45,897	41,187
Total revenues	589,222	428,771
Cost of revenues (1):
Subscription	95,398	70,375
Professional services and other	48,075	45,709
Total cost of revenues	143,473	116,084
Gross profit	445,749	312,687
Operating expenses (1):
Sales and marketing	283,701	203,739
Research and development	117,268	84,489
General and administrative	65,063	46,251
Total operating expenses	466,032	334,479
Loss from operations	(20,283)	(21,792)
Interest expense	(17,064)	(8,678)
Interest income and other income (expense), net	29,987	7,729
Loss before income taxes	(7,360)	(22,741)
Benefit from income taxes	(17,982)	(1,227)
Net income (loss)	$10,622	$(21,514)
Net income (loss) per share - basic	$0.06	$(0.13)
Net income (loss) per share - diluted	$0.06	$(0.13)
Weighted-average shares used to compute net income (loss) per share - basic	175,482,833	168,742,366
Weighted-average shares used to compute net income (loss) per share - diluted	190,249,786	168,742,366
(1) Includes stock-based compensation as follows:
	Three Months Ended
	March 31, 2018	March 31, 2017
		*As Adjusted
Cost of revenues:
Subscription	$11,291	$7,938
Professional services and other	7,561	6,875
Sales and marketing	52,082	38,401
Research and development	28,598	21,801
General and administrative	21,809	14,854

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2018	December 31, 2017
		*As Adjusted
Assets
Current assets:
Cash and cash equivalents	$682,854	$726,495
Short-term investments	1,203,105	1,052,803
Accounts receivable, net	371,008	437,051
Current portion of deferred commissions	115,867	109,643
Prepaid expenses and other current assets	117,092	95,959
Total current assets	2,489,926	2,421,951
Deferred commissions, less current portion	233,715	224,252
Long-term investments	451,209	391,442
Property and equipment, net	267,454	245,124
Intangible assets, net	82,553	86,916
Goodwill	128,685	128,728
Other assets	50,943	51,832
Total assets	$3,704,485	$3,550,245
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$37,715	$32,109
Accrued expenses and other current liabilities	250,738	253,257
Current portion of deferred revenue	1,292,638	1,210,695
Current portion of convertible senior notes, net	516,925	543,418
Total current liabilities	2,098,016	2,039,479
Deferred revenue, less current portion	50,244	36,120
Convertible senior notes, net	637,795	630,018
Other long-term liabilities	53,267	65,884
Stockholders’ equity	865,163	778,744
Total liabilities and stockholders’ equity	$3,704,485	$3,550,245

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31, 2018	March 31, 2017
		*As Adjusted
Cash flows from operating activities:
Net income (loss)	$10,622	$(21,514)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	33,411	25,226
Amortization of deferred commissions	30,419	22,038
Amortization of debt discount and issuance costs	17,064	8,678
Stock-based compensation	121,341	89,869
Deferred income tax	(24,348)	(3,291)
Unrealized gain on marketable equity securities	(18,455)	—
Repayments of convertible senior notes attributable to debt discount	(8,660)	—
Other	(5,805)	(1,273)
Changes in operating assets and liabilities:
Accounts receivable	69,502	48,515
Deferred commissions	(42,475)	(30,956)
Prepaid expenses and other assets	(15,808)	(16,468)
Accounts payable	875	675
Deferred revenue	83,733	84,863
Accrued expenses and other liabilities	(1,336)	(18,754)
Net cash provided by operating activities	250,080	187,608
Cash flows from investing activities:
Purchases of property and equipment	(35,371)	(33,186)
Business combination, net of cash and restricted cash acquired	—	(15,035)
Purchases of other intangibles	(7,850)	—
Purchases of investments	(376,130)	(223,596)
Sales of investments	—	21,789
Maturities of investments	182,105	122,263
Net cash used in investing activities (1)	(237,246)	(127,765)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(28,606)	—
Proceeds from employee stock plans	52,657	34,807
Taxes paid related to net share settlement of equity awards	(85,555)	(53,023)
Payments on financing obligations	(288)	(1,415)
Net cash used in financing activities	(61,792)	(19,631)
Foreign currency effect on cash, cash equivalents and restricted cash (1)	6,491	(843)
Net (decrease) increase in cash, cash equivalents and restricted cash (1)	(42,467)	39,369
Cash, cash equivalents and restricted cash at beginning of period (1)	727,829	401,932
Cash, cash equivalents and restricted cash at end of period (1)	$685,362	$441,301

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

(1)	During the three months ended December 31, 2017, we adopted Accounting Standards Update 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which requires that amounts generally described as restricted cash or restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. Accordingly, we have recast our prior period condensed consolidated statement of cash flows to conform to the current presentation. The impact of the adoption for the three months ended March 31, 2017 is not material.

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2018	March 31, 2017 (3)	Growth Rates
Subscription revenues:
GAAP subscription revenues	$543,325	$387,584	40%
Effects of foreign currency rate fluctuations	(23,270)
Non-GAAP adjusted subscription revenues (1)	$520,055		34%

Subscription billings:
GAAP subscription revenues	$543,325	$387,584	40%
Change in subscription deferred revenue, unbilled receivables and customer deposits	95,072	92,226
Non-GAAP subscription billings	638,397	479,810	33%
Effects of foreign currency rate fluctuations	(27,489)
Effects of fluctuations in billings duration	1,952
Non-GAAP adjusted subscription billings (2)	$612,860		28%

Professional services and other revenues:
GAAP professional services and other revenues	$45,897	$41,187	11%
Effects of foreign currency rate fluctuations	(2,111)
Non-GAAP adjusted professional service and other revenues (1)	$43,786		6%

Professional services and other billings:
GAAP professional services and other revenues	$45,897	$41,187	11%
Change in professional services and other deferred revenue	5,092	(1,526)
Non-GAAP professional services and other billings	50,989	39,661	29%
Effects of foreign currency rate fluctuations	(2,111)
Non-GAAP adjusted professional services and other billings (2)	$48,878		23%

Total revenues:
GAAP total revenues	$589,222	$428,771	37%
Effects of foreign currency rate fluctuations	(25,381)
Non-GAAP adjusted total revenues (1)	$563,841		32%

Total billings:
GAAP total revenues	$589,222	$428,771	37%
Change in total deferred revenue, unbilled receivables and customer deposits	100,164	90,700
Non-GAAP total billings	689,386	519,471	33%
Effects of foreign currency rate fluctuations	(29,600)
Effects of fluctuations in billings duration	1,952
Non-GAAP adjusted total billings (2)	$661,738		27%

Cost of revenues:
GAAP subscription cost of revenues	$95,398	$70,375
Stock-based compensation	(11,291)	(7,938)
Amortization of purchased intangibles	(4,414)	(3,572)
Non-GAAP subscription cost of revenues	$79,693	$58,865

GAAP professional services and other cost of revenues	$48,075	$45,709
Stock-based compensation	(7,561)	(6,875)
Non-GAAP professional services and other cost of revenues	$40,514	$38,834

Gross profit (loss):
GAAP subscription gross profit	$447,927	$317,209
Stock-based compensation	11,291	7,938
Amortization of purchased intangibles	4,414	3,572
Non-GAAP subscription gross profit	$463,632	$328,719

GAAP professional services and other gross loss	$(2,178)	$(4,522)
Stock-based compensation	7,561	6,875
Non-GAAP professional services and other gross profit	$5,383	$2,353

GAAP gross profit	$445,749	$312,687
Stock-based compensation	18,852	14,813
Amortization of purchased intangibles	4,414	3,572
Non-GAAP gross profit	$469,015	$331,072

Gross margin:
GAAP subscription gross margin	82%	82%
Stock-based compensation as % of subscription revenues	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	85%	85%

GAAP professional services and other gross margin	(5%)	(11%)
Stock-based compensation as % of professional services and other revenues	17%	17%
Non-GAAP professional services and other gross margin	12%	6%

GAAP gross margin	76%	73%
Stock-based compensation as % of total revenues	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	80%	77%

Operating expenses:
GAAP sales and marketing expenses	$283,701	$203,739
Stock-based compensation	(52,082)	(38,401)
Amortization of purchased intangibles	—	(117)
Non-GAAP sales and marketing expenses	$231,619	$165,221

GAAP research and development expenses	$117,268	$84,489
Stock-based compensation	(28,598)	(21,801)
Amortization of purchased intangibles	(455)	(455)
Non-GAAP research and development expenses	$88,215	$62,233

GAAP general and administrative expenses	$65,063	$46,251
Stock-based compensation	(21,809)	(14,854)
Amortization of purchased intangibles	(876)	(525)
Business combination and other related costs	(67)	(219)
Non-GAAP general and administrative expenses	$42,311	$30,653

GAAP total operating expenses	$466,032	$334,479
Stock-based compensation	(102,489)	(75,056)
Amortization of purchased intangibles	(1,331)	(1,097)
Business combination and other related costs	(67)	(219)
Non-GAAP total operating expenses	$362,145	$258,107

Income (loss) from operations:
GAAP loss from operations	$(20,283)	$(21,792)
Stock-based compensation	121,341	89,869
Amortization of purchased intangibles	5,745	4,669
Business combination and other related costs	67	219
Non-GAAP income from operations	$106,870	$72,965

Operating margin:
GAAP operating margin	(3%)	(5%)
Stock-based compensation as % of total revenues	21%	21%
Amortization of purchased intangibles as % of total revenues	0%	1%
Business combination and other related costs as % of total revenues	0%	0%
Non-GAAP operating margin	18%	17%

Net income (loss):
GAAP net income (loss)	$10,622	$(21,514)
Stock-based compensation	121,341	89,869
Amortization of purchased intangibles	5,745	4,669
Business combination and other related costs	67	219
Amortization of debt discount and issuance costs for the convertible senior notes	17,064	8,678
Loss on early note conversions	780	—
Income tax expense effects related to the above adjustments	(51,015)	(27,049)
Non-GAAP net income	$104,604	$54,872

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$0.06	$(0.13)
GAAP net income (loss) per share - diluted	$0.06	$(0.13)

Non-GAAP net income per share - basic	$0.60	$0.33
Non-GAAP net income per share - diluted	$0.56	$0.31

GAAP weighted-average shares used to compute net income (loss) per share - basic	175,482,833	168,742,366

GAAP weighted-average shares used to compute net income (loss) per share - diluted	190,249,786	168,742,366
Effect of dilutive time-based stock awards (4)	—	8,382,858
In-the-money portion of convertible senior notes (4)	(4,530,808)	—
Stock options and restricted stock units with performance conditions not yet satisfied	138,782	6,436
Non-GAAP weighted-average shares used to compute net income per share - diluted	185,857,760	177,131,660

Free cash flow:
GAAP net cash provided by operating activities	$250,080	$187,608
Purchases of property and equipment	(35,371)	(33,186)
Repayments of convertible senior notes attributable to debt discount	8,660	—
Non-GAAP free cash flow	$223,369	$154,422

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	42%	44%
Purchases of property and equipment as % of total revenues	(5%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	1%	—%
Non-GAAP free cash flow margin	38%	36%

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.
(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3)	Amounts in the comparison period have been restated for Topic 606 and are unaudited. Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.
(4)

Effect of dilutive time-based stock awards and the in-the-money portion of convertible senior notes are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 31, 2018. The comparison period amounts and the related growth rates have been adjusted from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2017 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended March 31, 2018. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	June 30, 2018	June 30, 2017 (3)	Growth Rates

GAAP subscription revenues	$568 - $573 million	$403 million	41% - 42%

Effects of foreign currency rate fluctuations	(20) million

Non-GAAP adjusted subscription revenues (1)	$548 - $553 million		36% - 37%

GAAP subscription revenues	$568 - $573 million	$403 million	41% - 42%

Change in subscription deferred revenue, unbilled receivables and customer deposits	39 - 40 million	52 million

Non-GAAP subscription billings	$608 - $612 million	$455 million	34% - 35%

Effects of foreign currency rate fluctuations	(23) million

Effects of fluctuations in billings duration	(1) million

Non-GAAP adjusted subscription billings (2)	$584 - $588 million		28% - 29%

GAAP operating margin	(7%)

Stock-based compensation expense as % of total revenues	22%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	16%

GAAP weighted-average shares used to compute net loss per share - diluted	178 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	10 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	188 million

	Twelve Months Ended
	December 31, 2018	December 31, 2017 (3)	Growth Rates

GAAP subscription revenues	$2,400 - $2,415 million	$1,740 million	38% - 39%

Effects of foreign currency rate fluctuations	(64) million

Non-GAAP adjusted subscription revenues (1)	$2,336 - $2,351 million		34% - 35%

GAAP subscription revenues	$2,400 - $2,415 million	$1,740 million	38% - 39%

Change in subscription deferred revenue, unbilled receivables and customer deposits	430 million	384 million

Non-GAAP subscription billings	$2,830 - $2,845 million	$2,124 million	33% - 34%

Effects of foreign currency rate fluctuations	(76) million

Effects of fluctuations in billings duration	1 million

Non-GAAP adjusted subscription billings (2)	$2,755 - $2,770 million		30%

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	85%

GAAP operating margin	(2%)

Stock-based compensation expense as % of total revenues	21%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	20%

GAAP net cash provided by operating activities as % of total revenues	28%

Purchases of property and equipment as % of total revenues	(7%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	6%

Non-GAAP free cash flow margin	27%

GAAP weighted-average shares used to compute net loss per share - diluted	178 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	187 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.
(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

CONTACT:
ServiceNow, Inc.
Media Contact:
Joanne Blum, 310-489-7278
press@servicenow.com
or
Investor Contact:
Jimmy Sexton, 669-262-1430
ir@servicenow.com